UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2015.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

June 30, 2015

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

Definitions

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

Free Cash Flow Yield (FCF Yield) equals a company’s free cash flow per share divided by the current market price per share.

A master limited partnership (MLP) is, generally, a limited partnership that is publicly traded on a securities exchange.

P/V (“price to value”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. The ratio represents a single data point about a Fund and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.

Return on equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

© 2015 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds	¡	1

Performance Summary

Cumulative Returns at June 30, 2015
	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund (Inception 4/8/87)	1763.97%	486.63%	190.28%	70.89%	80.47%	-5.97%	-4.03%	-2.98%
S&P 500 Index	1239.46	451.37	89.58	113.78	122.47	7.42	1.23	0.28
Small-Cap Fund (Inception 2/21/89)	1632.12	1038.07	410.84	162.27	137.04	7.75	4.64	-1.27
Russell 2000 Index	1068.73	476.26	195.77	124.11	120.03	6.49	4.75	0.42
International Fund (Inception 10/26/98)	243.04	na	125.10	37.63	35.50	-13.91	2.68	3.13
MSCI EAFE Index	113.35	na	60.30	64.74	57.70	-4.22	5.53	0.62
Global Fund (Inception 12/27/12)	15.73	na	na	na	na	-14.34	-4.14	-2.80
MSCI World Index	36.66	na	na	na	na	1.43	2.63	0.31

Average Annual Returns at June 30, 2015
	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund (Inception 4/8/87)	10.92%	9.25%	7.36%	5.50%	12.53%	-5.97%
S&P 500 Index	9.62	8.91	4.36	7.89	17.34	7.42
Small-Cap Fund (Inception 2/21/89)	11.43	12.93	11.49	10.12	18.84	7.75
Russell 2000 Index	9.78	9.15	7.50	8.40	17.08	6.49
International Fund (Inception 10/26/98)	7.67	na	5.56	3.25	6.26	-13.91
MSCI EAFE Index	4.65	na	3.20	5.12	9.54	-4.22
Global Fund (Inception 12/27/12)	6.00	na	na	na	na	-14.34
MSCI World Index	13.28	na	na	na	na	1.43

During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception.

Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com

The total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.91%, Small-Cap Fund 0.91%, International Fund 1.25%, and Global Fund 1.58%. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.5%, Small-Cap Fund 1.5%, International Fund 1.75%, and Global Fund 1.65%.

2	¡	Semi-Annual Report 2015

Letter To Our Shareholders

One of Southeastern’s distinguishing aspects is that we maintain concentrated portfolios for the Longleaf Funds, seeking to invest only in companies that meet our stringent criteria of strong businesses, run by good management, available at deeply discounted prices. This discipline is critical to meeting our absolute return goal of inflation plus 10% and has produced strong long- term relative returns over most of our firm’s 40 year history. However, because the makeup of the Longleaf Funds will be materially different than their indices, our returns will diverge from them, often sharply. These wide swings impact not only short-term returns but can create an end point that weighs on longer term relative results as well. In the recent quarter, the International Fund outperformed its benchmark with the help of several corporate transactions, while the three other Longleaf Funds trailed their respective indices. At this time last year, the Partners, Small-Cap, and Global Funds exceeded their indices over a twelve month time frame, but currently, only the Small- Cap is outperforming the benchmark for the last year.

The difference between now and a year ago is attributable to three things – corporate transactions that have been positive, plus energy prices and Macau gaming, whose declines have overwhelmed the gains that many of our portfolio companies have made. Corporate transactions have built values and driven value recognition, not only in the Small-Cap Fund, but across all four Longleaf Funds. In the second quarter, for example, CK Hutchison (formerly Cheung Kong) was a top performance contributor after Li Ka-shing and his son, Victor Li, simplified the company structure and split out its real estate properties. Likewise, over the last year, EXOR, FedEx, Level 3, and Graham Holdings have been leading performers, with our partners taking steps to build value through opportunistic corporate transactions. They have done exemplary work, and as long-term business owners, we have been engaged over time with them to varying degrees – from discussing ways to close the price discount with management at Cheung Kong, to praising the premium prices management achieved for asset sales at EXOR, Cheung Kong and Graham Holdings, to advocating share buybacks at discounted prices with FedEx and Graham Holdings, to recommending board members, supporting a CEO change and evaluating consolidation opportunities at Level 3. Our collaboration at these companies is ongoing, and given our excellent partners and the quality of the underlying businesses, we believe their stocks should continue to be strong compounders.

This good work was largely offset by two challenges to our performance over the last year, including in the recent quarter. Our U.S. energy holdings have suffered under the large decline in commodity prices, and our Macau gaming companies lost big spenders in China’s broad-sweeping anti-corruption campaign. We buy companies with a wide margin of safety between the price and our appraisal to help reduce the impact of mistakes in our investment cases. Because of this, our markdowns in these companies have not been as dramatic as the stock declines. Even after adjusting our valuations for the more austere conditions, the quality of our energy assets and of Macau’s hotels and casinos, combined with their capable leadership teams, make us confident that these should be meaningful contributors to strong returns going forward. Any bounce back in commodity prices or high-end gamblers will be additional upside. In our energy investments, lower commodity prices have served as a catalyst to sharpen our management partners’ focus on how best to optimize the returns on their valuable assets. Our discussions with them have been ongoing and productive over the last few years and have contributed to adding board members, monetizing assets, selling all or portions of reserves, and separating disparate segments. In

Longleaf Partners Funds	¡	3

spite of major progress, the work is ongoing. Stock prices have yet to reflect past improvements or significant ones our managements are currently pursuing. We expect to see additional value accretive activity in the remainder of the year and believe that our energy stocks should rise appreciably as they reflect these initiatives. We also have engaged in important and productive dialogue with our partners who operate the Macau casinos we own. Our CEO partners are large owners alongside of us and are building value by buying back deeply discounted shares, investing in high-return projects to increase visitor traffic, shifting their mix towards higher margin mass and premium mass business, diversifying into non-gaming revenue sources that the government supports, refinancing debt at attractive rates, securing long-term credit lines to increase financial flexibility, and exploring ways to maximize returns on a limited supply of baccarat tables. We firmly believe that our energy and Macau investments should be major positive performance drivers over the next one to three years, if not sooner, as managements’ initiatives deliver returns and mass visitors increase.

The examples above illustrate a strong benefit of our portfolio concentration – it enables us to engage deeply with all of our corporate partners in our role as a significant, long-term owner. This engagement differentiates Southeastern from most investment managers and provides us with what we view as an advantage. Our constructive dialogues, often at management’s invitation, help us understand the actions our managers are taking to increase value per share and provide a way to suggest new ideas based on our investment experience. Sustained, historically low interest rates in many countries have helped fuel global mergers, acquisitions, and initial public offerings (IPOs) approaching 2007 peak levels at multiples beyond our appraisals. This environment presents unique opportunities for our businesses to improve their long-term competitive advantages, lower their cost of capital, and get their asset values recognized. We are working in partnership with the boards and managements of our investees to varying degrees as we have historically. We are not only engaged in our normal activity of listening and asking questions; in a number of cases, we are collaborating with management to suggest and pursue changes that build value and capture it now, at a time when many public and private investors are willing to pay premium prices for certain assets. Numerous alternatives for value build and recognition are available currently, such as:

•	Selling real estate, creating real estate investment trusts (REITs) and master limited partnerships (MLPs), and monetizing other yield-driven assets,

•	Splitting conglomerates or disparate business units to gain proper price recognition and value creation optionality,

•	Positioning segments to be sold at strong multiples,

•	Pursuing consolidation that can build value,

•	Using currency dislocation to purchase assets at a discount,

•	Increasing flexibility by locking in long-term debt at incredibly low rates, and

•	Buying in shares that are materially discounted from intrinsic value.

We believe that the Longleaf Funds should meet our absolute return goal of inflation plus 10% and exceed the benchmarks. In our opinion we are well-positioned against stock markets that are more than fully priced. Our holdings’ margin of safety includes not only price-to-value ratios ranging between the mid-60s% to low-70s% but business values that can grow organically with high free cash flow yields, financial flexibility, pricing power, and margin upside. Our companies, including the few with shorter-term challenges, have talented leaders who are examining current corporate activity opportunities to drive near-term shareholder value growth and recognition. Many are also aligned with our interests as meaningful stock owners, and a number have added to their personal stakes. As your managers and the largest shareholders in the Longleaf Funds, we are

4	¡	Semi-Annual Report 2015

Letter To Our Shareholders

working to insure that we and the leadership at our investees deliver strong results.

Sincerely,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

July 14, 2015

Note Regarding Future Reporting

After accelerating the availability of quarter-end fund information on our website, starting in September, Longleaf will no longer print and mail full reports in the first and third quarters (periods ended March and September). This will reduce shareholder costs while providing quicker electronic access to the same information. Shareholders will be able to request a hard copy of fund information after quarter-end by calling (800)445-9469 and selecting option 1.

You will continue to receive printed copies of the Semi-Annual and Annual Reports (periods ended June and December). If you prefer to receive these via email, please call (800)445-9469 and select option 1 to request electronic delivery.

Partners Fund	Longleaf Partners Funds	¡	5

Partners Fund Management Discussion

Longleaf Partners Fund’s 2.98% decline in the quarter brought the year-to-date return to -4.03%. These results fell below the S&P 500 Index’s returns of 0.28% and 1.23% for the same periods. For the last three and five years, the Partners Fund exceeded our annual absolute return goal of inflation plus 10%, despite falling short of the index. The Fund’s disappointing results over the last year have negatively impacted our longer-term relative performance. Large swings in relative returns are not unusual in our concentrated portfolio and have contributed to our outperformance over 15+ year periods.

In the second quarter, the majority of our companies made positive business progress, as our management partners took smart actions to drive value growth. Double-digit returns at top performer CK Hutchison (formerly Cheung Kong) demonstrated how quickly share price can respond to productive corporate activity. However, much of our partners’ value-building efforts at the businesses we own is not being fully reflected yet in their stocks. Our energy-related companies, where a meaningful amount of beneficial activity has occurred and is ongoing, were the largest drag on relative and absolute performance in the quarter.

During the quarter, the portfolio’s largest contributor, CK Hutchison, merged with its 50% owned subsidiary, Hutchison Whampoa, and spun off their combined real estate businesses into Cheung Kong Property. With the stock’s move from HK$125 prior to the restructuring announcement in January to HK$196 for the combined pieces after the spin in June, this corporate restructuring succeeded in reducing two persistent discounts the market applied to CK Hutchison. First, the complexity of the corporate structure and diversified set of businesses within two layers of holding companies made valuing the company difficult. Second, market concerns related to property exposure in Hong Kong and China has weighed heavily on the stock. CK Hutchison was the largest constituent of the Hang Seng Property Index, yet many property investors could not own the stock given its significant non-property businesses. The restructuring creates a pure play property company – Cheung Kong Property – and moves CK Hutchison from the Hang Seng Property Index to the Hang Seng Conglomerates Index.

Also a top performer in the quarter, global capital goods company CNH Industrial rose 15%, as stronger corn prices helped the outlook for agricultural equipment and orders for commercial trucks increased. These short-term indicators are far less important to our investment case than CNH’s long-term competitive position alongside Deere. The company’s ability to raise prices during a time of huge unit declines is testament to its franchise strength. Notably, demand for the company’s IVECO commercial vehicles improved materially in the Europe, Middle East and Africa regions with the forward order book growing almost 20% year-over-year. IVECO has cut costs and rationalized its production footprint which should enable CNH to improve margins. In its agriculture equipment segment, CNH decreased production for high horsepower tractors and combines by around 40% to help control farm inventory. CEO Rich Tobin and his team have managed well through what has been a tough environment, especially for agricultural equipment.

French media company Vivendi returned 11% in the quarter after reporting top line revenue growth at underlying businesses Universal Music Group and Canal+. Vivendi received the initial payment for its 20% stake in SFR and completed its sale of Brazilian telecommunications company GVT for an enterprise value of €7.5 billion. Vivendi paid a €1 per share interim dividend in June, with another planned in February 2016. Chairman Vincent Bolloré increased his stake in Vivendi to over 14%. Effective March 2016, France will reward long-term owners by granting double voting rights on registered shares held for at least two years, and Mr. Bolloré received the rights at the recent annual general meeting. Given his

6	¡	Semi-Annual Report 2015	Partners Fund

Partners Fund Management Discussion

Stock prices have yet to reflect past improvements or significant ones our managements are currently pursuing.

track record of value creation, we support this increased voting influence. Mr. Bolloré has stated his plans to build Vivendi into a media powerhouse over time, reiterating the need to “pay the right, fair price, then create value.“1

As noted, our energy-related holdings were the primary performance detractors. Over the last year we have adjusted our valuations for the more austere conditions following dramatic oil, gas, and coal declines. However, our asset quality and capable leadership teams make us confident that these companies should be meaningful contributors to strong returns. Any bounce back in commodity prices will be additional upside. The lower commodity prices have served as a catalyst to sharpen our management partners’ focus on how best to optimize the returns on their valuable assets. Our discussions with them have been ongoing and productive over the last few years, and have contributed to adding board members, monetizing assets, selling all or portions of reserves, and separating disparate segments. In spite of major progress, the work is ongoing. Stock prices have yet to reflect past improvements or significant ones our managements are currently pursuing. We expect to see additional value accretive activity in the remainder of the year, and we believe that our energy stocks could rise appreciably as they reflect these initiatives.

Chesapeake Energy, one of the largest producers of natural gas, natural gas liquids and oil in the U.S., declined 21% in the quarter. In line with our Chesapeake options accounting for slightly over half of our position exposure, the options accounted for a similar portion of the return. The company reported results in line with our expectations, but the stock was punished when Chesapeake failed to close the gap between operating cash flow (OCF) and capital expenditures (capex) as much as investors wanted. Full year expectations for 45% capex reductions versus 2014 remain intact, and the OCF gap is expected to close by year-end. The company maintains strong liquidity, irrespective of low commodity prices, with $2.9 billion in cash

[1]	Financial Times; April 17, 2015

and a $4 billion untapped credit facility. The company’s valuable assets support our appraisal, which held steady in the quarter as oil and gas prices stabilized somewhat. CEO Doug Lawler has proven that he is willing and able to monetize assets at attractive prices, and we have a heavily vested board that is fully engaged to build and recognize value per share.

CONSOL Energy fell 22% in the quarter despite reporting OCF above Wall Street expectations and buying in shares at a 4% annualized pace. Positive gas basis differentials versus NYMEX and good cost control at the Buchanan metallurgical coal mine contributed to the solid results but could not overcome the continued pressure on coal prices. In adjusting to the current commodity price environment, the company announced several cost-cutting measures, including a move to zero-based budgeting. As expected, CONSOL monetized non-core thermal coal assets in the Bailey Mine Complex by offering shares in the master limited partnership (MLP) CNX Coal, which generated $200 million in proceeds. The price was below earlier expectations because of lower coal prices. Management is pursuing additional monetization opportunities where proceeds can be reinvested in higher return alternatives, including CONSOL’s deeply discounted shares.

Wynn Resorts, the luxury gaming and hotel company with properties in the United States and Macau, lost 21% in the second quarter. Although Wynn’s Las Vegas casino reported a disappointing quarter, the stock was most impacted by Wynn’s decision to cut its dividend from $6/share to $2/share to provide financial flexibility with the uncertain Macau environment where the Chinese government’s ongoing corruption crackdown has reduced gross gaming revenue (GGR) significantly. Over the next few years, the declines should reverse as new casinos with diverse non-gaming attractions and much-needed hotel room supply, as well as ongoing government investments in infrastructure, will facilitate more visitors to Macau. More immediately, the reversal of the transit visa restriction announced on June 30 is the first sign of supportive regulatory policy to improve

Partners Fund	Longleaf Partners Funds	¡	7

economic conditions in Macau. This should be positive for VIP and premium mass volumes. CEO Steve Wynn has positioned the company to weather the downturn while having a pipeline of casinos for future growth. Wynn’s Palace is under construction and set to open in Macau’s Cotai Strip in 2016, and the Boston-area casino is advancing through the planning stages. These construction demands on cash were a bigger driver of the dividend cut than the current level of cash flow from Macau.

We initiated a position in Lafarge during the quarter, and we sold our successful investment in Bank of New York Mellon as price approached our appraisal. Over our five-plus year holding period, the stock returned 83%.

We believe the Partners Fund is well positioned to meet our absolute goal and deliver strong relative performance. The price-to-value ratio (P/V) is in the low-70s%, with effective cash below 4%. The Partners Fund’s composition is dramatically different than the S&P 500’s with 30% of the portfolio in global companies domiciled outside the U.S. and 16% in two of the only broad industries that are dramatically undervalued – energy and Macau gaming. We believe these portfolio differences will help drive future outperformance as the U.S. market has no margin of safety, with mergers, acquisitions, initial public offerings (IPOs), and share buybacks near 2007 peak levels and at multiples well above our appraisals. We remain focused on owning discounted, strong businesses that can generate organic value growth and that have good managements who are pursuing opportunities to build and monetize value per share. We are engaged to varying degrees with our management partners and believe their near-term steps to close the gap in price will reward us.

8	¡	Semi-Annual Report 2015	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2015
	Since Inception 4/8/87	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund	10.92%	9.25%	7.36%	5.50%	12.53%	-5.97%	-4.03%	-2.98%
S&P 500 Index	9.62	8.91	4.36	7.89	17.34	7.42	1.23	0.28

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

The total expense ratio for the Partners Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds	¡	9

Portfolio Summary

Portfolio Holdings at June 30, 2015

			Net Assets
Investments			90.4%
Level 3 Communications, Inc.	10.9
Aon plc	8.1
Loews Corporation	7.5
CK Hutchison Holdings Limited	7.1
CNH Industrial N.V.	5.8
McDonald’s Corporation	5.0
FedEx Corporation	5.0
Scripps Networks Interactive, Inc.	5.0
Koninklijke Philips N.V.	4.7
Wynn Resorts, Limited	4.6
CONSOL Energy Inc.	4.4
Cheung Kong Property Holdings Limited	4.1
Google Inc.	4.0
Vivendi S.A.	3.9
Franklin Resources, Inc.	3.5
Murphy Oil Corporation (Common & Options)	3.3	*
Chesapeake Energy Corporation (Common & Options)	1.9	*
Lafarge S.A.	1.6
Cash Reserves Net of Other Assets and Liabilities			9.6 *
			100.0%

*	Weightings adjusted for close of options and purchase of underlying stock:

Murphy Oil Corporation	5.9%
Chesapeake Energy Corporation	5.5%
Cash Reserves Net of Other Assets and Liabilities	3.4%

See page 13 for more detail on options.

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through June 30, 2015

New Holdings	Quarter
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
Google Inc.	1Q
Lafarge S.A.	2Q
Wynn Resorts, Limited	1Q

Eliminations
Abbott Laboratories	1Q
The Bank of New York Mellon Corporation	2Q
Mondelez International, Inc.	1Q
The Travelers Companies, Inc.	1Q

(a)	Resulting from corporate action (associated holding)

10	¡	Semi-Annual Report 2015	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	1,752,682	$298,657,013	5.0%
Capital Markets
Franklin Resources, Inc.	4,334,200	212,505,826	3.5
Construction Materials
Lafarge S.A. (Foreign)	1,477,125	97,555,001	1.6
Diversified Telecommunication Services
Level 3 Communications, Inc.*	12,493,031	658,007,943	10.9
Hotels, Restaurants, & Leisure
McDonald’s Corporation	3,162,956	300,702,227	5.0
Wynn Resorts, Limited	2,822,923	278,537,812	4.6
		579,240,039	9.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Foreign)	28,919,000	424,931,027	7.1
Koninklijke Philips N.V. (Foreign)	11,184,000	284,531,309	4.7
		709,462,336	11.8
Insurance
Aon plc	4,903,665	488,797,327	8.1
Loews Corporation	11,691,905	450,255,261	7.5
		939,052,588	15.6
Internet Software & Services
Google Inc. – Class C*	461,104	240,009,243	4.0
Machinery
CNH Industrial N.V.* (Foreign)	8,671,174	80,468,495	1.3
CNH Industrial N.V. (Local)* (Foreign)	29,734,975	271,167,802	4.5
		351,636,297	5.8
Media
Scripps Networks Interactive, Inc. – Class A	4,554,500	297,727,665	5.0
Vivendi S.A. (Foreign)	9,328,600	235,300,202	3.9
		533,027,867	8.9
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	13,940,928	155,720,166	2.6
CONSOL Energy Inc.(b)	12,263,500	266,608,490	4.4
Murphy Oil Corporation(c)	5,178,829	215,283,922	3.6
		637,612,578	10.6
Real Estate Management & Development
Cheung Kong Property Holdings Limited* (Foreign)	29,819,000	247,352,039	4.1
Total Common Stocks (Cost $4,998,656,427)		5,504,118,770	91.4

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	11

continued

Options Purchased(d)

	Share Equivalents	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Call, 8/1/17 to 8/31/17, with UBS, Strike Price $14.29	5,934,500	$11,334,895	0.2%
Chesapeake Energy Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07	7,706,000	19,765,890	0.3
Chesapeake Energy Corporation Call, 8/1/18 to 8/31/18, with UBS, Strike Price $13.15	2,000,000	5,650,000	0.1
Murphy Oil Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $48	3,310,000	16,351,400	0.3
Total Options Purchased ($85,588,461)		53,102,185	0.9
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/15, Repurchase price $174,093,000 (Collateral: $178,470,000 U.S. Treasury Note, 2.34% due 11/15/24, Value $177,577,650)	174,093,000	174,093,000	2.9
U.S. Treasury Bills, 0.00% – 0.01% due 9/24/15 to 11/12/15	475,000,000	474,987,250	7.9
Total Short-Term Obligations (Cost $649,089,771)		649,080,250	10.8
Total Investments (Cost $5,733,334,659)(a)		6,206,301,205	103.1
Options Written(d)		(113,922,480)	(1.9)
Other Assets and Liabilities, Net		(70,379,290)	(1.2)
Net Assets		$6,021,999,435	100.0%
Net asset value per share		$29.98

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $5,830,752,701. Net unrealized appreciation of $472,966,546 consists of unrealized appreciation and depreciation of $930,243,177 and $(457,276,631), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	A portion designated as collateral for options. See Note 12.

(d)	See next page for Options Written and page 13 for more detail on options.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 27% of net assets.

See Notes to Financial Statements

12	¡	Semi-Annual Report 2015	Partners Fund

Portfolio of Investments

Options Written

	Share Equivalents	Unrealized Loss	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Put, 8/1/17 to 8/31/17, with UBS, Strike Price $14.29 (Knock-In $10.15)	(5,934,500)	$(12,608,951)	$(32,877,130)	(0.5)%
Chesapeake Energy Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07 (Knock-In $8.10)	(7,706,000)	(9,458,430)	(36,025,550)	(0.6)
Chesapeake Energy Corporation Put, 8/1/18 to 8/31/18, with UBS, Strike Price $13.15 (Knock-In $7.98)	(2,000,000)	(2,847,000)	(10,000,000)	(0.2)
Murphy Oil Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $48 (Knock-In $30.43)	(3,310,000)	(13,085,654)	(35,019,800)	(0.6)
Total Premiums Received ($75,922,445)		$(38,000,035)	$(113,922,480)	(1.9)%

See next page for more detail on options.

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	13

continued

Options Purchased and Written

When we employ options instead of owning common stock, our primary reason is to reduce risk. The recent steep and rapid decline in energy prices created a compelling opportunity to implement options positions that allow us to eliminate a portion of downside price exposure, while maintaining the same upside as holding common stock in Chesapeake Energy (CHK) and Murphy Oil (MUR).

How does this work?

To create the equivalent payoff pattern that we would have by owning the common stock, we sold a three-year put (the option to sell the stock in three years) at a strike price equal to the then market price. We used the proceeds from selling the put option to fund the purchase of a three-year call (an option to buy the stock) at that same strike price. Matching a put and call transaction in this way essentially mimics owning the stock.

The risk reduction opportunity that caused us to prefer the option structure to the common stock came in the form of a “knock-in” feature related to the puts we sold. At the expiration in three years, we have the option to call (buy) the stock at the original strike price (which we would do if either CHK or MUR are trading higher than the strike price). The put option, however, can only be exercised at expiration if the stock trades below the knock-in price, which is 35-40% less than the strike price, during the three-year contract. For example, if CHK trades 20% below the strike price in three years but never hits the knock-in price, we do not have to buy the stock at the higher strike price.

Why did this opportunity exist?

Options are priced based on volatility – how much the market expects a stock to bounce around. While we would usually have to pay for the knock-in protection, expected volatility in the energy sector increased to the point that options models indicated an almost certain probability that prices would trade below the knock-in trigger. Investors trying to minimize downside price exposure were therefore willing to accept the knock-in feature at no cost. This unusual pricing presented an attractive opportunity for us to lower downside risk within a range, while maintaining upside exposure.

How does this trade impact the Funds’ portfolios?

For CHK, we used this instrument to maintain the same exposure but replaced some of our common stock ownership. For MUR, we used this instrument to add to our overall notional exposure. We did not convert all of our common shares into the option form because the value of the option positions accrues over a 3-year period. Holding the common retains portfolio management flexibility without a time period consideration. Additionally, with the option position we do not retain voting power.

Looking through these instruments to true economic or gross exposure of the Fund to CHK and MUR, we have 5.5% of CHK and 5.9% of MUR in the Partners Fund and 4.5% of CHK and 4.1% of MUR in the Global Fund. GAAP accounting standards require us to report the securities held, which is why the position sizes look smaller than how we view our actual exposure to the stocks.

See Notes to Financial Statements

14	¡	Semi-Annual Report 2015	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund lost 1.27% in the quarter, trailing the Russell 2000 Index’s 0.42% return. Year-to-date the Fund returned 4.64% versus the index’s 4.75%. Over longer periods, the Fund’s performance surpassed the index. For the last three and five years, Longleaf Small-Cap far exceeded our annual absolute return goal of inflation plus 10%, as it did for the last 20 years.

In the second quarter, the majority of our companies made positive business progress, as our management partners took smart actions to drive value growth. Although most investments were positive performers in the quarter, much of our partners’ value-building efforts at the businesses we own is not being fully reflected in the fund’s returns. Our energy-related companies, where a meaningful amount of beneficial activity has occurred and is ongoing, were the largest drag on relative and absolute performance. Our 15.5% net cash position and underweighting to the index’s top performing sector, healthcare, also weighed on relative returns.

Film studio DreamWorks Animation was the largest positive contributor in the quarter, up 9%. The company had a box office success with the late March release of the movie Home. The company’s AwesomenessTV gained traction, as did CEO Jeffrey Katzenberg’s push in the Chinese film distribution market via the 45% Oriental DreamWorks JV, which has the potential for meaningful upside. DreamWorks’ efforts to develop television content also progressed well. We support Jeffrey Katzenberg and his team 100%. The market has focused on some of Dreamworks’ new movie misfires in recent years, but Katzenberg’s long-term value creation record is incredible. A major hidden weapon and important part of our calculus is the presence of Mellody Hobson as Chairman. We feel very fortunate to partner with this pair, and to own these incredible assets.

Another strong performer, Vail Resorts, the largest owner of ski resorts in the world, gained 6% in the second quarter. While visitors were down slightly due to historically poor snow in California, lift ticket pricing rose 15%. CEO Rob Katz purchased the Perisher ski resort in Australia at an attractive price. The acquisition supports Vail’s strategy to attract more customers to its resorts through loyalty programs and seasonal passes, and early indications are encouraging. The company is also pushing ahead with its plans to link Park City Mountain Resort and The Canyons in Utah.

Bermuda-based reinsurance company Everest Re added 5% in the second quarter. The company reported strong quarterly results, with earnings per share and return on equity (ROE) above consensus, and bought back shares at a 3% annualized rate. CEO Dom Addesso has a track record of executing well in a challenging environment. He is focused on growing the primary insurance business, which reported a significantly improved combined ratio.

As noted, our energy-related holdings were the primary performance detractors. Over the last year we have adjusted our valuations for the more austere conditions following dramatic oil, gas, and coal declines. However, our asset quality and capable leadership teams make us confident that these companies should be meaningful contributors to strong returns going forward. Any bounce back in commodity prices will be additional upside. At CONSOL Energy, which was the largest performance detractor in the quarter, falling 22%, lower commodity prices have served as a catalyst to sharpen management’s focus on how best to optimize the returns on their valuable assets. In the quarter, the company reported operating cash flow (OCF) above Wall Street expectations and repurchased deeply discounted shares at a 4% annualized pace. Positive gas basis differentials versus NYMEX and good cost control at the Buchanan metallurgical coal mine contributed to the solid results but could not overcome the continued pressure on coal prices. In adjusting to the current commodity price

Small-Cap Fund	Longleaf Partners Funds	¡	15

environment, the company announced several cost-cutting measures, including a move to zero-based budgeting. Over the last few years, prior to and since we bought Small-Cap’s position, our discussions with management have been productive and contributed to adding board members, monetizing assets, and separating disparate segments. In the recent quarter, CONSOL monetized non-core thermal coal assets in the Bailey Mine Complex by offering shares in the master limited partnership (MLP) CNX Coal, which generated $200 million in proceeds. The price was below earlier expectations because of lower coal prices. Management is pursuing additional value accretive monetization opportunities where proceeds can be reinvested in higher return alternatives, including CONSOL’s undervalued shares.

We bought one new position and did not exit any investments. Weakness in the Macau (China) gaming market provided the opportunity to purchase Wynn Resorts at a substantial discount to our appraisal. Wynn owns some of the world’s prime real estate through luxury gaming and hotel operations in Las Vegas and Macau as well as a future location outside Boston, Massachusetts. Through its 72% ownership of Wynn Macau, Wynn controls a gaming and hotel complex on the Macau peninsula and is completing an additional project in nearby Cotai. Over the next few years, revenues across the six Macau operators should improve as new casinos with diverse non-gaming attractions and much-needed hotel room supply, as well as ongoing government investments in infrastructure, will facilitate more visitors. More immediately, the reversal of the transit visa restriction announced on June 30 is the first sign of supportive regulatory policy to improve economic conditions in Macau. This should be positive for VIP and premium mass volumes. In the U.S., with a prime location on the Strip, the company’s Wynn and Encore casinos are among the most profitable in Vegas. Steve Wynn has been a successful owner-operator who has made money for shareholders over a long period and has positioned the company to weather the Macau downturn while having a pipeline of casinos for future growth.

We believe the Small-Cap Fund is well positioned to meet our absolute goal and deliver strong relative performance. The price-to-value ratio (P/V) is in the mid-70s%. The U.S. small cap market has no margin of safety, with mergers, acquisitions, initial public offerings, and share buybacks near 2007 peak levels and at multiples well above our appraisals. Our net 15.5% cash provides dry powder to act quickly as new names qualify. We remain focused on owning discounted, strong businesses that can generate organic value growth and that have good managements who are pursuing opportunities to build and monetize value per share. We are engaged with our management partners to varying degrees and believe their near-term steps to close the gap in price will reward us.

...good managements who are pursuing opportunities to build and monetize value per share.

16	¡	Semi-Annual Report 2015	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2015
	Since Inception 2/21/89	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Small-Cap Fund	11.43%	12.93%	11.49%	10.12%	18.84%	7.75%	4.64%	-1.27%
Russell 2000 Index	9.78	9.15	7.50	8.40	17.08	6.49	4.75	0.42

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

The expense ratio for the Small-Cap Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds	¡	17

Portfolio Summary

Portfolio Holdings at June 30, 2015

		Net Assets
Investments		84.5%
Graham Holdings Company	10.2
Level 3 Communications, Inc.	9.8
DreamWorks Animation SKG, Inc.	8.2
Everest Re Group, Ltd.	5.9
Vail Resorts, Inc.	5.6
CONSOL Energy Inc.	4.9
ViaSat, Inc.	4.6
Scripps Networks Interactive, Inc.	4.5
Hopewell Holdings Limited	4.5
Rayonier Inc.	4.3
OCI N.V.	4.2
Wynn Resorts, Limited	3.7
HollyFrontier Corporation	3.2
Chemtura Corporation	3.0
Deltic Timber Corporation	1.9
California Resources Corporation	1.8
Empire State Realty Trust, Inc.	1.4
Triangle Petroleum Corporation	1.1
Orascom Construction Limited	0.9
Diamond Offshore Drilling, Inc.	0.7
Northern Oil and Gas, Inc.	0.1
Cash Reserves Net of Other Assets and Liabilities		15.5
		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through June 30, 2015

New Holdings	Quarter
Diamond Offshore Drilling, Inc.	1Q
HollyFrontier Corporation	1Q
Northern Oil and Gas, Inc.	1Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
Triangle Petroleum Corporation	1Q
Wynn Resorts, Limited	2Q

Eliminations
None

(a)	Resulting from corporate action (associated holding)

18	¡	Semi-Annual Report 2015	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Chemicals
Chemtura Corporation*(b)	4,777,300	$135,245,363	3.0%
OCI N.V.* (Foreign)	6,731,600	190,245,111	4.2
		325,490,474	7.2
Communications Equipment
ViaSat, Inc.*(b)	3,436,313	207,072,221	4.6
Construction & Engineering
Orascom Construction Limited* (Foreign)	3,115,240	40,311,206	0.9
Diversified Consumer Services
Graham Holdings Company – Class B(b)	428,000	460,121,400	10.2
Diversified Telecommunication Services
Level 3 Communications, Inc.*	8,404,100	442,643,947	9.8
Energy Equipment & Services
Diamond Offshore Drilling, Inc.	1,287,596	33,232,853	0.7
Hotels, Restaurants & Leisure
Vail Resorts, Inc.(b)	2,318,300	253,158,360	5.6
Wynn Resorts, Limited	1,661,400	163,930,338	3.7
		417,088,698	9.3
Industrial Conglomerates
Hopewell Holdings Limited (Foreign)(b)	54,532,000	199,793,435	4.5
Insurance
Everest Re Group, Ltd. (Foreign)	1,449,600	263,841,696	5.9
Media
DreamWorks Animation SKG, Inc. – Class A*(b)	13,939,400	367,721,372	8.2
Scripps Networks Interactive, Inc. – Class A	3,082,300	201,489,951	4.5
		569,211,323	12.7
Oil, Gas & Consumable Fuels
California Resources Corporation(b)	13,398,719	80,928,263	1.8
CONSOL Energy Inc.	10,071,600	218,956,584	4.9
HollyFrontier Corporation	3,354,600	143,207,874	3.2
Northern Oil and Gas, Inc.*	862,400	5,838,448	0.1
Triangle Petroleum Corporation*(b)	10,096,790	50,685,886	1.1
		499,617,055	11.1
Paper & Forest Products
Deltic Timber Corporation(b)	1,284,000	86,849,760	1.9
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc. – Class A(b)	3,750,479	63,983,172	1.4
Rayonier Inc.(b)	7,627,921	194,893,381	4.3
		258,876,553	5.7
Total Common Stocks (Cost $2,947,168,590)		3,804,150,621	84.5

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	19

continued

Options Purchased

	Currency Units	Market Value	% of Net Assets
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Foreign) (Cost $3,580,175)	189,210,080	$1,021,734	–%
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/15, Repurchase price $99,155,000 (Collateral: $101,650,000 U.S. Treasury Note, 2.34% due 11/15/24, Value $101,141,750)	99,155,000	99,155,000	2.2
U.S. Treasury Bills, 0.00% due 8/20/15 to 9/17/15	650,000,000	649,997,742	14.4
Total Short-Term Obligations (Cost $749,149,458)		749,152,742	16.6
Total Investments (Cost $3,699,898,223)(a)		4,554,325,097	101.1
Other Assets and Liabilities, Net		(51,218,696)	(1.1)
Net Assets		$4,503,106,401	100.0%
Net asset value per share		$31.83

*	Non-income producing security.

(a)

Also represents aggregate cost for federal tax purposes. Net unrealized appreciation of $854,426,874 consists of unrealized appreciation and depreciation of $1,045,463,743 and $(191,036,869), respectively.

(b)	Affiliated issuer during the period. See Note 7.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 15% of net assets.

See Notes to Financial Statements

20	¡	Semi-Annual Report 2015	International Fund

International Fund Management Discussion

Longleaf Partners International Fund gained 3.13% in the second quarter, outpacing the MSCI EAFE Index’s return of 0.62%. Year-to-date the Fund returned 2.68% and trailed the index’s 5.53% return. Over the last 15 years, the International Fund’s cumulative returns have more than doubled the index.

In the second quarter, the majority of our businesses made positive progress, as our management partners took smart actions to drive long-term value growth. Double-digit returns at top performers Colt and CK Hutchison (formerly Cheung Kong) demonstrated how quickly share prices can respond to productive corporate activity. Although most of our investments were positive performers in the quarter, much of our partners’ value-building effort at the businesses we own is not being fully reflected in the Fund’s returns. Our Asian gaming-related companies remained the top absolute and relative detractor, faced with the Chinese government’s anti- corruption crackdown.

Colt Group, the British based company that provides business communications and information technology solutions to companies primarily in Europe, was the fund’s biggest contributor in the quarter. The stock gained 49% with Fidelity’s offer to buy roughly 37% of shares outstanding it does not already own. We invested in Colt in the second quarter of 2014, and the offer price represents a 35% premium to our average cost.

Also a large contributor to the fund’s performance in the quarter, CK Hutchison, merged with its 50% owned subsidiary, Hutchison Whampoa, and spun off their combined real estate businesses into Cheung Kong Property. With the stock’s move from HK$125 prior to the restructuring announcement in January to HK$196 for the combined pieces after the spin in June, this corporate restructuring succeeded in reducing two persistent discounts the market applied to CK Hutchison. First, the complexity of the corporate structure and diversified set of businesses within two layers of holding companies made valuing the company difficult. Second, market concerns related to property exposure in Hong Kong and China has weighed heavily on the stock. CK Hutchison was the largest constituent of the Hang

Seng Property Index, yet many property investors could not own the stock given its significant non-property businesses. The restructuring creates a pure play property company – Cheung Kong Property – and moves CK Hutchison from the Hang Seng Property Index to the Hang Seng Conglomerates Index.

Australian-based testing, inspection, and certification company ALS Limited gained 19% in the quarter. We bought ALS late last year, when the company become overly discounted, as iron ore prices declined 49% in 2014. Its minerals business provides services to miners, but ALS has minimal direct exposure to iron ore. The majority of the company’s value lies in its competitively entrenched and growing life sciences and other non-commodity related businesses. In the recent quarter, life sciences reported revenues above expectations and further expansion of its South American business. The minerals and energy segments maintained healthy double-digit operating margins, despite revenue declines, highlighting impressive cost flexibility in the hands of disciplined CEO and Chairman Greg Kilmister.

Several stocks detracted from performance in the quarter. Genting Berhad, the Malaysian holding company with gaming, property, plantation, and oil and gas assets, fell 12% during the quarter with weak demand in the Singapore casino duopoly. While China’s anti-corruption campaign has caused VIP investors to avoid Macau and frequent other regional destinations, Singapore’s rules preventing junket participation has muted demand growth in that jurisdiction. Analyst coverage of Genting largely focuses on the gaming business. We believe the company’s limited disclosure on its oil and gas assets has led to significant undervaluation. Genting recently announced that its Indonesian Kasuri block, which is adjacent a BP liquefied natural gas facility, has proven oil and gas reserves.

International Fund	Longleaf Partners Funds	¡	21

Also negatively impacting the Fund’s second quarter results, BR Properties, Brazil’s largest commercial office real estate investment company, was down 16%. A strengthening U.S. dollar coupled with political uncertainty after last year’s election and overall economic decline in Brazil hurt BR Properties’ performance this year. In the second quarter, Brazil’s central bank raised interest rates again to 13.75%, the highest level since 2009. In the first quarter, BTG Pactual filed an initial takeover offer at a price below our appraisal. In early July, subsequent to quarter-end, BTG withdrew its offer following much shareholder resistance, including our own, to the low price. BR Properties has a strong balance sheet, a high quality office portfolio in prime locations, and blue chip tenants with high switching costs to exit leases. Although same-store rents rose year-over-year, they are flat-to- marginally down when adjusting for inflation. Financial vacancy rates are up year-to-date, but down over twelve months. CEO Claudio Bruni and his team historically have sold assets at good prices and returned cash to shareholders in the form of dividends and buybacks.

With continued pressure on the Macau gaming industry, Melco International declined. We see early signs of revenue stabilization. In spite of industry challenges, Melco gained market share during the recently reported quarter and was quicker than peers in reducing costs. The new, mass market-oriented Studio City casino is on track to open by October and advances the government’s efforts to broaden tourism beyond gaming. CEO Lawrence Ho is a large owner and is building value by buying back deeply discounted shares, investing in high-return projects to increase visitor traffic, further shifting their mix towards higher margin mass and premium mass business, diversifying into non-gaming revenue sources that the government supports, refinancing debt at attractive rates, securing long-term credit lines to increase financial flexibility, and exploring ways to maximize returns on a limited supply of baccarat tables. We believe growth in the higher margin mass market will drive a bright future for Macau gaming and Melco. New casinos with diverse non-gaming attractions and much-needed hotel room supply, as well as ongoing government investments in infrastructure, will facilitate more mass visitors. The reversal of the transit visa restriction announced on June 30 is the first sign of supportive regulatory policy to improve economic conditions in Macau. This should be positive for VIP and premium mass volumes.

During the quarter, we bought no new positions in the fund. We sold our successful investment in Orkla, the Norwegian consumer goods company, as price reached our appraisal. Orkla Chairman Stein Erik Hagen has been a fantastic partner, growing value by monetizing assets at attractive prices and focusing the company on its core branded consumer goods business.

We believe the International Fund is well positioned for strong absolute and relative performance. The price-to- value ratio (P/V) is in the high-60s%. Many international markets are priced with little margin of safety, with global mergers, acquisitions, initial public offerings (IPOs) near 2007 peak levels and at multiples well above our appraisals. We remain focused on owning discounted, strong businesses that can generate organic value growth and that have good managements who are pursuing opportunities to build and monetize value per share. We are engaged to varying degrees with our management partners and believe their near-term steps to close the gap in price will reward us.

...near-term steps to close the gap in price will reward us.

22	¡	Semi-Annual Report 2015	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2015
	Since Inception 10/26/98	15 Year	Ten Year	Five Year	One Year	YTD	2Q
International Fund	7.67%	5.56%	3.25%	6.26%	-13.91%	2.68%	3.13%
MSCI EAFE Index	4.65	3.20	5.12	9.54	-4.22	5.53	0.62

The index is unmanaged. Because the MSCI EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The total expense ratio for the International Fund is 1.25%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds	¡	23

Portfolio Summary

Portfolio Holdings at June 30, 2015

			Net Assets
Investments			91.8%
Lafarge S.A.	7.4
EXOR S.p.A.	7.3
Colt Group S.A.	6.7
Melco International Development Limited	6.4
adidas AG	6.3
CK Hutchison Holdings Limited	6.2
K. Wah International Holdings Limited	6.0
OCI N.V.	4.7
Vivendi S.A.	4.6
Koninklijke Philips N.V.	4.5
ALS Limited	4.2
BR Properties S.A.	4.0
Cheung Kong Property Holdings Limited	3.7
Great Eagle Holdings Limited	3.6
Mineral Resources Limited	3.5
Genting Berhad (Common & Warrants)	3.0	*
Koninklijke DSM N.V.	2.8
Christian Dior SE	2.6
SoftBank Corp.	2.5
Manabi S.A. (Preferred)	1.0
Orascom Construction Limited	0.8
Cash Reserves Net of Other Assets and Liabilities			8.2 *
			100.0%

*	Weightings adjusted for sale of warrants and purchase of underlying stock:

Genting Berhad	7.5%
Cash Reserves Net of Other Assets and Liabilities	3.7%

Fund holdings are subject to change and holdings discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through June 30, 2015

New Holdings	Quarter
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
Great Eagle Holdings Limited	1Q
Koninklijke DSM N.V.	1Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
SoftBank Corp.	1Q

Eliminations
Ferrovial S.A.	1Q
Orkla ASA	2Q

(a)	Resulting from corporate action (associated holding)

24	¡	Semi-Annual Report 2015	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Chemicals
Koninklijke DSM N.V. (Netherlands)	709,591	$41,136,640	2.8%
OCI N.V.* (Netherlands)	2,422,057	68,450,963	4.7
		109,587,603	7.5
Commercial Services & Supplies
Mineral Resources Limited(b) (Australia)	9,832,722	50,070,570	3.5
Construction & Engineering
Orascom Construction Limited* (Egypt)	871,205	11,273,386	0.8
Construction Materials
Lafarge S.A. (France)	1,624,691	107,300,826	7.4
Diversified Financial Services
EXOR S.p.A. (Italy)	2,230,100	106,460,436	7.3
Diversified Telecommunication Services
Colt Group S.A.* (United Kingdom)	32,868,774	97,608,546	6.7
Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	15,896,500	33,958,598	2.3
Melco International Development Limited (Hong Kong)	59,668,700	92,515,717	6.4
		126,474,315	8.7
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	6,122,000	89,955,660	6.2
Koninklijke Philips N.V. (Netherlands)	2,549,554	64,863,004	4.5
		154,818,664	10.7
Media
Vivendi S.A. (France)	2,648,200	66,796,946	4.6
Professional Services
ALS Limited (Australia)	13,390,221	60,437,773	4.2
Real Estate Management & Development
BR Properties S.A.(b) (Brazil)	17,288,000	58,384,742	4.0
Cheung Kong Property Holdings Limited* (Hong Kong)	6,454,000	53,536,673	3.7
Great Eagle Holdings Limited (Hong Kong)	14,079,278	52,491,584	3.6
K. Wah International Holdings Limited(b) (Hong Kong)	164,033,763	86,550,185	6.0
		250,963,184	17.3
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	1,190,539	91,117,419	6.3
Christian Dior SE (France)	193,400	37,753,729	2.6
		128,871,148	8.9
Wireless Telecommunications Services
SoftBank Corp. (Japan)	617,600	36,379,282	2.5
Total Common Stocks (Cost $1,262,683,896)		1,307,042,679	90.1

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	25

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Preferred Stock
Metals & Mining
Manabi S.A. – Class A Preferred*(b)(c) (Brazil)
Total Preferred Stocks (Cost $90,630,186)	91,000	$14,400,309	1.0%
Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $29,512,849)	34,998,950	9,832,729	0.7
Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong) (Cost $3,915,343)	207,323,218	1,119,545	0.1
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/15, Repurchase price $56,772,000 (Collateral: $58,200,000 U.S. Treasury Note, 2.34% due 11/15/24, Value $57,909,000)	56,772,000	56,772,000	3.9
U.S. Treasury Bill, 0.00% due 9/24/15	60,000,000	60,000,000	4.2
Total Short-Term Obligations (Cost $116,771,646)	116,772,000	116,772,000	8.1
Total Investments (Cost $1,503,513,920)(a)		1,449,167,262	100.0
Other Assets and Liabilities, Net		477,217	–
Net Assets		$1,449,644,479	100.0%
Net asset value per share		$14.17

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,503,587,432. Net unrealized depreciation of $(54,346,658) consists of unrealized appreciation and depreciation of $193,186,211 and $(247,532,869), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

Note: Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

26	¡	Semi-Annual Report 2015	International Fund

Portfolio Summary by Geography

Country Weightings
	Stocks & Warrants	Net Assets
Hong Kong	28.2%	25.9%
France	15.9	14.6
Netherlands	13.1	12.0
Australia	8.3	7.7
Italy	8.0	7.3
United Kingdom	7.3	6.7
Germany	6.8	6.3
Brazil	5.5	5.0
Malaysia	3.3	3.0
Japan	2.7	2.5
Egypt	0.9	0.8
	100.0%	91.8
All other, net		8.2
		100.0%

Regional Weightings
Region	Net Assets

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	27

Global Fund Management Discussion

Longleaf Partners Global Fund’s -2.80% return in the quarter brought the year-to-date return to -4.14%. These results fell below the MSCI World Index’s returns of 0.31% and 2.63% over the same periods. The Fund’s disappointing results over the last year negatively impacted relative performance since the Fund’s start over two years ago.

In the second quarter, the majority of our companies made positive business progress, as our management partners took smart actions to drive value growth. Double-digit returns at top performer CK Hutchison (formerly Cheung Kong) demonstrated how quickly share prices can respond to productive corporate activity. Although many of our investments were positive performers in the quarter, much of our partners’ value-building effort at the businesses we own is not being fully reflected in the Fund’s returns. Our energy and Asian gaming-related investments remained the largest absolute and relative detractors in the quarter.

The portfolio’s largest contributor in the quarter, CK Hutchison, merged with its 50% owned subsidiary, Hutchison Whampoa, and spun off their combined real estate businesses into Cheung Kong Property. With the stock’s move from HK$125 prior to the restructuring announcement in January to HK$196 for the combined pieces after the spin in June, this corporate restructuring succeeded in reducing two persistent discounts the market applied to CK Hutchison. First, the complexity of the corporate structure and diversified set of businesses within two layers of holding companies made valuing the company difficult. Second, market concerns related to property exposure in Hong Kong and China has weighed heavily on the stock. CK Hutchison was the largest constituent of the Hang Seng Property Index, yet many property investors could not own the stock given its significant non-property businesses. The restructuring creates a pure play property company – Cheung Kong Property – and moves CK Hutchison from the Hang Seng Property Index to the Hang Seng Conglomerates Index.

Another primary positive contributor was K. Wah, a real estate developer in Hong Kong and China and a 3.8% owner of Macau casino company Galaxy Entertainment (which represents around 50% of K. Wah’s market cap). K. Wah returned 7%

in the quarter, driven by strong Hong Kong property sales as the company is launching three significant new Hong Kong developments during 2015 into a market with high demand. K. Wah’s recent Hong Kong residential apartment project, Corinthia by the Sea, was oversubscribed by 16x. Real estate strength offset weakness at Galaxy, which opened its new casino in May to softer-than-expected gaming activity. Macau remains challenged but is showing signs of stabilization. Chairman Lui Che-woo’s family owns 60% of the company.

Also a top contributor, Italian holding company EXOR appreciated 6% after announcing the sale of Cushman and Wakefield to DTZ for $2 billion, a more than 30% premium to our carrying value for the business. EXOR also made a $6.8 billion offer to buy Bermuda reinsurer PartnerRe (PRE), opportunistically disrupting a merger deal with Axis Capital. PRE has a strong underwriting capability, healthy balance sheet, and scale to organically grow its reinsurance business, which should benefit from EXOR’s disciplined investment skill. If the deal gets approved, it would be an attractive addition to EXOR’s portfolio.

French media company Vivendi returned 10% in the quarter after reporting top line revenue growth at underlying businesses Universal Music Group and Canal+. Vivendi received the initial payment for its 20% stake in SFR and completed its sale of Brazilian telecommunications company GVT for an enterprise value of €7.5 billion. Vivendi paid a €1 per share interim dividend in June, with another planned in February 2016. Chairman Vincent Bolloré increased his stake in Vivendi to over 14%. Effective March 2016, France will reward long-term owners by granting double voting rights on registered shares held for at least two years, and Mr. Bolloré received the rights at the recent annual general meeting. Given his track record of value creation, we support this increased voting influence. Mr. Bolloré has stated

28	¡	Semi-Annual Report 2015	Global Fund

Global Fund Management Discussion

We expect to see additional value accretive activity in the remainder of the year...

his plans to build Vivendi into a media powerhouse over time, reiterating the need to “pay the right, fair price, then create value.”1

As noted, our energy-related holdings were a primary performance detractor. Over the last year we have adjusted our valuations for the more austere conditions following dramatic oil, gas, and coal declines. However, our asset quality and capable leadership teams make us confident that these companies should be meaningful contributors to strong returns. Any bounce back in commodity prices will be additional upside. The lower commodity prices have served as a catalyst to sharpen our management partners’ focus on how best to optimize the returns on their valuable assets. Our discussions with them have been ongoing and productive over the last few years, and have contributed to adding board members, monetizing assets, selling all or portions of reserves, and separating disparate segments. In spite of major progress, the work is ongoing. Stock prices have yet to reflect past improvements or significant ones our managements are currently pursuing. We expect to see additional value accretive activity in the remainder of the year, and we believe that our energy stocks could rise appreciably as they reflect these initiatives.

Chesapeake Energy, one of the largest producers of natural gas, natural gas liquids and oil in the U.S., declined 21% in the quarter. In line with our Chesapeake options accounting for just under two-thirds of our position exposure, the options accounted for a similar portion of the return. The company reported results in line with our expectations, but the stock was punished when Chesapeake failed to close the gap between operating cash flow (OCF) and capital expenditures (capex) as much as investors wanted. Full year expectations for 45% capex reductions versus 2014 remain intact, and the OCF gap is expected to close by year-end. The company maintains strong liquidity, irrespective of low commodity prices, with $2.9 billion in cash and a $4 billion untapped credit facility. The company’s valuable assets support our appraisal, which held steady in the quarter as oil and gas prices stabilized somewhat. CEO Doug Lawler has proven that he is willing and able to monetize assets at attractive prices, and we have a heavily vested board that is fully engaged to build and recognize value per share.

CONSOL Energy fell 22% in the quarter despite reporting OCF above Wall Street expectations and buying in shares at a 4% annualized pace. Positive gas basis differentials versus NYMEX and good cost control at the Buchanan metallurgical coal mine contributed to the solid results but could not overcome the continued pressure on coal prices. In adjusting to the current commodity price environment, the company announced several cost-cutting measures, including a move to zero-based budgeting. As expected, CONSOL monetized non-core thermal coal assets in the Bailey Mine Complex by offering shares in the master limited partnership (MLP) CNX Coal, which generated $200 million in proceeds. The price was below earlier expectations because of lower coal prices. Management is pursuing additional monetization opportunities where proceeds can be reinvested in higher return alternatives, including CONSOL’s deeply discounted shares.

Genting Berhad, the Malaysian holding company with gaming, property, plantation, and oil and gas assets, also fell 12% during the quarter with weak demand in the Singapore casino duopoly. While China’s anti-corruption campaign has caused VIP investors to avoid Macau and frequent other regional destinations, Singapore’s rules preventing junket participation has muted demand growth in that jurisdiction. Analyst coverage of Genting largely focuses on the gaming business. We believe the company’s limited disclosure on its oil and gas assets has led to significant undervaluation. Genting recently announced that its Indonesian Kasuri block, which is adjacent a BP liquefied natural gas facility, has proven oil and gas reserves.

During the quarter, we added Google to the portfolio as fears around a slowdown in the company’s dominant search and display advertising business became over-discounted in the price. Adjusting for the company’s net cash

[1]	Financial Times; April 17, 2015

Global Fund	Longleaf Partners Funds	¡	29

and investments plus other non-earning businesses, we paid a below-market multiple for free cash flow (FCF) that should grow double- digits. In the last few years, we have come to appreciate both the company’s core search and display advertising business and its collection of other assets, especially YouTube and Google Play/Android. We sold our successful investment in Orkla, the Norwegian consumer goods company, as price reached our appraisal. Chairman Stein Erik Hagen has been a fantastic partner, growing value by monetizing assets at attractive prices and focusing Orkla on its core branded consumer goods business.

We believe the Global Fund is well positioned to meet our absolute goal and deliver strong relative performance. The price-to-value ratio (P/V) is in the low-70s%. Global markets have little margin of safety, with mergers, acquisitions, initial public offerings, and share buybacks near 2007 peak levels and at multiples well above our appraisals. We remain focused on owning discounted, strong businesses that can generate organic value growth and that have good managements who are pursuing opportunities to build and monetize value per share. We are engaged with our management partners to varying degrees and believe their near-term steps to close the gap in price will reward us.

30	¡	Semi-Annual Report 2015	Global Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended June 30, 2015
	Since Inception 12/27/12	One Year	YTD	2Q
Global Fund	6.00%	-14.34%	-4.14%	-2.80%
MSCI World Index	13.28	1.43	2.63	0.31

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The total expense ratio for the Global Fund is 1.58%. The Fund’s expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.65% of average annual net assets.

Global Fund	Longleaf Partners Funds	¡	31

Portfolio Summary

Portfolio Holdings at June 30, 2015

			Net Assets
Investments			93.9%
Level 3 Communications, Inc.	10.3
EXOR S.p.A.	7.4
CK Hutchison Holdings Limited	5.7
Melco International Development Limited	5.3
adidas AG	5.3
Koninklijke Philips N.V.	5.2
K. Wah International Holdings Limited	5.1
Lafarge S.A.	4.7
McDonald’s Corporation	4.7
Vivendi S.A.	4.5
Loews Corporation	4.4
OCI N.V.	4.1
Google Inc.	3.9
Hopewell Holdings Limited	3.8
CONSOL Energy Inc.	3.5
Cheung Kong Property Holdings Limited	3.3
Christian Dior SE	3.1
Mineral Resources Limited	2.6
SoftBank Corp.	2.6
Genting Berhad (Common & Warrants)	2.4	*
Murphy Oil Corporation (Common & Options)	1.1	*
Chesapeake Energy Corporation (Common & Options)	0.9	*
Cash Reserves Net of Other Assets and Liabilities			6.1 *
			100.0%

*	Weightings adjusted for sale of warrants/close of options and purchase of underlying stock:

Genting Berhad	7.6%
Murphy Oil Corporation	4.1%
Chesapeake Energy Corporation	4.5%
Liabilities in Excess of Cash Reserves and Other Assets	-5.7%

See page 13 for more detail on options.

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through June 30, 2015

New Holdings	Quarter
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
Google Inc.	2Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
SoftBank Corp.	1Q

Eliminations
Orascom Construction Limited	2Q
Orkla ASA	2Q

(a)	Resulting from corporate action (associated holding)

32	¡	Semi-Annual Report 2015	Global Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Chemicals
OCI N.V.* (Netherlands)	236,282	$6,677,684	4.1%
Commercial Services & Supplies
Mineral Resources Limited (Australia)	830,166	4,227,404	2.6
Construction Materials
Lafarge S.A. (France)	116,100	7,667,689	4.7
Diversified Financial Services
EXOR S.p.A. (Italy)	250,700	11,967,908	7.4
Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	317,127	16,703,079	10.3
Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	1,187,649	2,537,093	1.6
McDonald’s Corporation(b) (United States)	80,300	7,634,121	4.7
Melco International Development Limited (Hong Kong)	5,529,388	8,573,260	5.3
		18,744,474	11.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	626,029	9,198,767	5.7
Hopewell Holdings Limited (Hong Kong)	1,687,500	6,182,634	3.8
Koninklijke Philips N.V. (Netherlands)	335,186	8,527,434	5.2
		23,908,835	14.7
Insurance
Loews Corporation (United States)	184,215	7,094,120	4.4
Internet Software & Services
Google Inc. – Class C* (United States)	12,350	6,428,298	3.9
Media
Vivendi S.A. (France)	293,300	7,398,061	4.5
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation (United States)	224,400	2,506,548	1.6
CONSOL Energy Inc. (United States)	262,400	5,704,576	3.5
Murphy Oil Corporation (United States)	56,708	2,357,352	1.4
		10,568,476	6.5
Real Estate Management & Development
Cheung Kong Property Holdings Limited* (Hong Kong)	642,029	5,325,705	3.3
K. Wah International Holdings Limited (Hong Kong)	15,629,507	8,246,697	5.1
		13,572,402	8.4
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	111,700	8,548,914	5.3
Christian Dior SE (France)	26,070	5,089,140	3.1
		13,638,054	8.4

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	33

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Wireless Telecommunications Services
SoftBank Corp. (Japan)	70,900	$4,176,313	2.6%
Total Common Stocks (Cost $160,403,583)		152,772,797	94.1
Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $4,008,255)	4,626,762	1,299,859	0.8
Options Purchased(c)

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong)	13,422,290	72,480	–

	Share Equivalents
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Call, 8/1/17 to 8/31/17, with UBS, Strike Price $14.29 (United States)	114,600	218,886	0.1
Chesapeake Energy Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07 (United States)	314,000	805,410	0.5
Murphy Oil Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $48 (United States)	102,000	503,880	0.3
Total Options Purchased ($2,717,466)		1,600,656	0.9
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 7/1/15, Repurchase price $16,742,000 (Collateral: $17,165,000 U.S. Treasury Note, 2.34% due 11/15/24, Value $17,079,175) (Cost $16,742,000)	16,742,000	16,742,000	10.3
Total Investments (Cost $183,871,304)(a)		172,415,312	106.1
Options Written(d)		(3,181,994)	(1.9)
Other Assets and Liabilities, Net		(6,833,292)	(4.2)
Net Assets		$162,400,026	100.0%
Net asset value per share		$11.12

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $185,716,803. Net unrealized depreciation of $(11,455,992) consists of unrealized appreciation and depreciation of $16,528,905 and $(27,984,897), respectively.

(b)	A portion designated as collateral for options. See Note 12.

(c)	See next page for Options Written and page 13 for more detail on options.

Note: Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

34	¡	Semi-Annual Report 2015	Global Fund

Portfolio of Investments

Options Written

	Share Equivalents	Unrealized Loss	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Put, 8/1/17 to 8/31/17, with UBS, Strike Price $14.29 (Knock-In $10.15) (United States)	(114,600)	$(250,974)	$(634,884)	(0.4)%
Chesapeake Energy Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07 (Knock-In $8.10) (United States)	(314,000)	(388,630)	(1,467,950)	(0.9)
Murphy Oil Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $48 (Knock-In $30.43) (United States)	(102,000)	(395,605)	(1,079,160)	(0.6)
Total Premiums Received ($2,146,786)		$(1,035,209)	$(3,181,994)	(1.9)%

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	35

Portfolio Summary by Geography	continued

Country Weightings
	Stocks & Warrants	Net Assets
United States	30.7%	28.8%
Hong Kong	24.6	23.2
France	13.2	12.3
Netherlands	9.9	9.3
Italy	7.9	7.4
Germany	5.6	5.3
Australia	2.8	2.6
Japan	2.8	2.6
Malaysia	2.5	2.4
	100.0%	93.9
All other, net		6.1
		100.0%

Regional Weightings

Region	Net Assets

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

See Notes to Financial Statements

36	¡	Semi-Annual Report 2015

Statements of Assets and Liabilities	at June 30, 2015 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets
Investments:
Affiliated securities, at market value (cost $389,652,032, $1,649,245,400, $405,292,621, and $0 respectively) (Note 2 and 7)	$266,608,490	$2,100,452,613	$209,405,806	$–
Other securities, at market value (cost $5,343,682,627, $2,050,652,823, $1,098,221,299, and $183,871,304 respectively) (Note 2)	5,939,692,715	2,453,872,484	1,239,761,456	172,415,312
Total Investments	6,206,301,205	4,554,325,097	1,449,167,262	172,415,312
Cash	165	554	431	561
Receivable for:
Fund shares sold	1,218,196	9,406,136	635,146	4,503
Dividends and interest	11,991,570	1,584,071	1,736,845	62,943
Securities sold	66,683,597	4,958,366	–	–
Foreign tax reclaims	–	–	226,466	30,556
Prepaid assets	46,882	23,874	10,160	655
Total Assets	6,286,241,615	4,570,298,098	1,451,776,310	172,514,530
Liabilities
Payable for:
Fund shares redeemed	5,215,456	1,772,307	382,204	222,762
Securities purchased	139,542,924	61,687,064	–	6,463,258
Options written (premiums received $75,922,445, $0, $0, and $2,146,785 respectively) (Note 12)	113,922,480	–	–	3,181,994
Investment counsel fee (Note 3)	4,284,984	3,126,194	1,391,601	165,468
Administration fee (Note 4)	559,642	405,136	130,393	14,708
Other accrued expenses	716,694	200,996	227,633	66,314
Total Liabilities	264,242,180	67,191,697	2,131,831	10,114,504
	$6,021,999,435	$4,503,106,401	$1,449,644,479	$162,400,026
Net Assets
Net assets consist of:
Paid-in capital	$4,496,916,890	$3,512,641,423	$1,452,794,614	$175,633,136
Undistributed net investment income	55,756,336	866,653	13,398,225	1,073,499
Accumulated net realized gain (loss) on investments and foreign currency	1,034,406,576	135,171,452	37,799,680	(1,813,270)
Unrealized gain (loss) on investments and foreign currency	434,919,633	854,426,873	(54,348,040)	(12,493,339)
Net Assets	$6,021,999,435	$4,503,106,401	$1,449,644,479	$162,400,026
Net asset value per share	$29.98	$31.83	$14.17	$11.12
Fund shares issued and outstanding	200,857,225	141,486,458	102,272,495	14,609,260

See Notes to Financial Statements

Longleaf Partners Funds	¡	37

Statements of Operations	For the Six Months Ended June 30, 2015 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $4,383,385, $0, $2,385,425, and $231,122 respectively)	$86,190,922	$7,318,062	$20,051,148	$2,395,178
Dividends from affiliates (no foreign tax withheld) (Note 7)	1,497,356	13,993,538	3,898,094	–
Interest from non-affiliates	79,275	36,309	2,990	–
Total Income	87,767,553	21,347,909	23,952,232	2,395,178
Expenses:
Investment counsel fee (Note 3)	26,529,486	17,464,792	7,820,718	945,103
Administration fee (Note 4)	3,471,146	2,262,520	732,483	84,009
Transfer agent fees and expenses	1,140,298	309,012	249,083	24,250
Dividend expense on options	435,224	–	–	12,143
Prospectus and shareholder reports	277,500	88,516	39,398	6,174
Trustees’ fees and expenses	151,743	151,743	151,743	151,743
Custodian fees and expenses	229,103	72,896	269,270	28,267
Professional fees	40,318	40,318	52,318	40,318
Registration fees	22,315	25,291	20,828	7,557
Other	117,261	62,782	32,037	7,609
Total Expenses	32,414,394	20,477,870	9,367,878	1,307,173
Net Investment Income	55,353,159	870,039	14,584,354	1,088,005
Realized and Unrealized Gain(Loss):
Net realized gain(loss):
Non-affiliated securities	539,481,746	16,245,159	44,323,602	457,590
Affiliated securities (Note 7)	(14,264)	33,191,054	(325,662)	–
Options written (Note 11)	(43,634,790)	–	–	(997,083)
Swap contracts (Note 11)	–	–	(174,370)	(23,182)
Foreign currency transactions	255,648	(3,386)	(43,794)	(3,892)
Net Gain(Loss)	496,088,340	49,432,827	43,779,776	(566,567)
Change in Unrealized Appreciation(Depreciation):
Non-affiliated Securities	(597,430,609)	(49,387,955)	16,389,991	(6,444,806)
Affiliated Securities (Note 7)	(143,845,089)	205,920,121	(34,804,977)	–
Options written (Note 11)	(58,408,533)	–	–	(1,035,208)
Other assets and liabilities	(46,878)	–	19,575	(999)
Change in Net Unrealized Appreciation(Depreciation)	(799,731,109)	156,532,166	(18,395,411)	(7,481,013)
Net Realized and Unrealized Gain(Loss)	(303,642,769)	205,964,993	25,384,365	(8,047,580)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(248,289,610)	$206,835,032	$39,968,719	$(6,959,575)

See Notes to Financial Statements

38	¡	Semi-Annual Report 2015

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$55,353,159	$46,625,459	$870,039	$(7,458,685)
Net realized gain (loss) from investments and foreign currency transactions	496,088,340	1,277,224,486	49,432,827	793,588,059
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(799,731,109)	(938,459,002)	156,532,166	(283,317,858)
Net increase (decrease) in net assets resulting from operations	(248,289,610)	385,390,943	206,835,032	502,811,516
Distributions to Shareholders:
From net investment income	–	(47,174,296)	–	–
From net realized gain on investments	–	(894,787,301)	–	(742,901,276)
Net decrease in net assets resulting from distributions	–	(941,961,597)	–	(742,901,276)
Capital Share Transactions (Note 6):
Net proceeds from sale of shares	105,054,115	345,107,371	258,849,672	360,014,183
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	869,836,345	–	701,720,321
Cost of shares redeemed	(1,382,373,510)	(1,711,306,379)	(346,459,934)	(564,396,521)
Net increase (decrease) in net assets from fund share transactions	(1,277,319,395)	(496,362,663)	(87,610,262)	497,337,983
Total increase (decrease) in net assets	(1,525,609,005)	(1,052,933,317)	119,224,770	257,248,223
Net Assets:
Beginning of period	7,547,608,440	8,600,541,757	4,383,881,631	4,126,633,408
End of period	$6,021,999,435	$7,547,608,440	$4,503,106,401	$4,383,881,631
Undistributed net investment income included in net assets at end of period	$55,756,336	$147,529	$866,653	$–

See Notes to Financial Statements

Longleaf Partners Funds	¡	39

International Fund		Global Fund
Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$14,584,354	$53,913,336	$1,088,005	$1,068,547
43,779,776	191,731,611	(566,567)	4,304,576
(18,395,411)	(508,022,399)	(7,481,013)	(16,904,479)
39,968,719	(262,377,452)	(6,959,575)	(11,531,356)

–	(55,795,549)	–	(1,094,027)
–	(99,976,975)	–	(5,540,046)
–	(155,772,524)	–	(6,634,073)

91,193,890	178,068,654	8,927,156	67,654,918
–	138,078,311	–	3,648,608
(141,126,478)	(266,155,742)	(3,939,777)	(2,241,777)
(49,932,588)	49,991,223	4,987,379	69,061,749
(9,963,869)	(368,158,753)	(1,972,196)	50,896,320

1,459,608,348	1,827,767,101	164,372,222	113,475,902
$1,449,644,479	$1,459,608,348	$162,400,026	$164,372,222
$13,398,225	$(1,142,335)	$1,073,499	$(10,614)

See Notes to Financial Statements

40	¡	Semi-Annual Report 2015

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and the Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	41

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

When-Issued Securities

The Funds may trade on a when-issued basis when a security has been authorized but not yet issued. In a when-issued transaction, securities are purchased or sold but delivery or settlement is delayed until the underlying stock is issued. Transactions in when-issued securities are subject to market fluctuations and risk of loss prior to settlement. Their value is determined in the same manner as other securities.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of

42	¡	Semi-Annual Report 2015

Notes to Financial Statements

securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement will be accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the

Longleaf Partners Funds	¡	43

use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features on Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%
In excess of $500 million	1.00%

44	¡	Semi-Annual Report 2015

Notes to Financial Statements

For the International Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

The Global Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.125%
In excess of $500 million	1.00%

For the Global Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.65% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$1,383,957,094	$2,162,313,191
Small-Cap Fund	701,614,198	476,417,389
International Fund	180,720,859	224,602,402
Global Fund	23,162,138	19,326,564

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2014	4,859,166	$20,943,005
Options written	29,222,500	120,176,375
Options closed	(15,131,166)	(65,196,935)
Options outstanding at June 30, 2015	18,950,500	$75,922,445

	Global Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2014	–	$–
Options written	765,200	3,160,848
Options closed	(234,600)	(1,014,063)
Options outstanding at June 30, 2015	530,600	$2,146,785

Longleaf Partners Funds	¡	45

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	3,356,901	8,072,737	6,516,112	772,533
Shares redeemed	(44,104,515)	(10,692,653)	(10,020,746)	(336,236)
	(40,747,614)	(2,619,916)	(3,504,634)	436,297

	Year Ended December 31, 2014
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	10,153,252	10,846,952	10,425,753	5,211,392
Reinvestment of shareholder distributions	27,308,973	23,351,758	9,413,420	303,002
Shares redeemed	(50,656,578)	(17,225,234)	(15,941,361)	(180,713)
	(13,194,353)	16,973,476	3,897,812	5,333,681

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares at June 30, 2015	Market Value at
		June 30, 2015	December 31, 2014
Partners Fund
CONSOL Energy Inc.	12,263,500	$266,608,490	$395,306,520
Small-Cap Fund
California Resources Corporation(a)	13,398,719	80,928,263	182,328,655
Chemtura Corporation*	4,777,300	135,245,363	100,698,557
Deltic Timber Corporation	1,284,000	86,849,760	19,028,948
DreamWorks Animation SKG, Inc. – Class A*	13,939,400	367,721,372	208,367,415
Empire State Realty Trust, Inc. – Class A(a)	3,750,479	63,983,172	175,223,376
Graham Holdings Company – Class B	428,000	460,121,400	369,667,880
Hopewell Holdings Limited	54,532,000	199,793,435	198,503,442
Rayonier Inc.	7,627,921	194,893,381	213,124,113
Triangle Petroleum Corporation*	10,096,790	50,685,886	–
Vail Resorts, Inc.	2,318,300	253,158,360	211,266,679
ViaSat, Inc.*	3,436,313	207,072,221	216,590,808
		2,100,452,613	1,894,799,873

46	¡	Semi-Annual Report 2015

Notes to Financial Statements

	Shares at June 30, 2015	Market Value at
		June 30, 2015	December 31, 2014
International Fund
BR Properties S.A.	17,288,000	$58,384,742	$67,356,482
K. Wah International Holdings Limited	164,033,763	86,550,185	84,519,518
Manabi Holding S.A. – Class A Preferred*	91,000	14,400,309	31,186,893
Mineral Resources Limited	9,832,722	50,070,570	60,173,146
		$209,405,806	$243,236,039

	Purchases	Sales	Dividend Income
Partners Fund
CONSOL Energy Inc.	$15,221,265	$59,942	$1,497,356
Small-Cap Fund
California Resources Corporation(a)	–	139,686,875	405,622
Chemtura Corporation*	15,682,922	–	–
Deltic Timber Corporation	64,408,870	–	169,278
DreamWorks Animation SKG, Inc. – Class A*	91,947,893	–	–
Empire State Realty Trust, Inc. – Class A(a)	–	114,206,848	932,686
Graham Holdings Company – Class B	–	–	2,268,400
Hopewell Holdings Limited	–	–	3,517,309
Rayonier Inc.	–	–	3,813,960
Triangle Petroleum Corporation*	49,926,922	–	–
Vail Resorts, Inc.	–	–	2,886,283
	221,966,607	253,893,723	13,993,538
International Fund
BR Properties S.A.	–	765,082	1,271,025
K. Wah International Holdings Limited	2,065,487	–	2,065,460
Mineral Resources Limited	–	–	561,609
	$2,065,487	$765,082	$3,898,094

*	Non-income producing

(a)	Not an affiliate at the end of the period.

Note 8. Illiquid Securities

The International Fund owns 91,000 shares of Manabi S.A. Class A Preferred. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 1.0% of the International Fund’s net assets at June 30, 2015 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Longleaf Partners Funds	¡	47

Note 9. Related Ownership

At June 30, 2015, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

Percent of Fund
Partners Fund	11.5%
Small-Cap Fund	2.9
International Fund	23.7
Global Fund	52.0

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2015 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stock	$5,504,118,770	$–	$–	$5,504,118,770
Short-Term Obligations	649,080,250	–	–	649,080,250
Options Purchased	–	53,102,185	–	53,102,185
Options Written	–	(113,922,480)	–	(113,922,480)
Total	6,153,199,020	(60,820,295)	–	6,092,378,725
Small-Cap Fund
Common Stock	3,804,150,621	–	–	3,804,150,621
Short-Term Obligations	749,152,742	–	–	749,152,742
Options Purchased	–	1,021,734	–	1,021,734
Total	4,553,303,363	1,021,734	–	4,554,325,097
International Fund
Common Stock	1,214,526,962	92,515,717	–	1,307,042,679
Preferred Stock	–	–	14,400,309	14,400,309
Short-Term Obligations	116,772,000	–	–	116,772,000
Warrants	9,832,729	–	–	9,832,729
Options Purchased	–	1,119,545	–	1,119,545
Total	$1,341,131,691	$93,635,262	$14,400,309	$1,449,167,262

48	¡	Semi-Annual Report 2015

Notes to Financial Statements

	Level 1	Level 2	Level 3	Total Value
Global Fund
Common Stocks	$152,772,797	$–	$–	$152,772,797
Short-Term Obligations	16,742,000	–	–	16,742,000
Options Purchased	–	1,600,656	–	1,600,656
Options Written	–	(3,181,994)	–	(3,181,994)
Warrants	1,299,859	–	–	1,299,859
Total	$170,814,656	$(1,581,338)	$–	$169,233,318

Certain foreign securities are fair valued by utilizing an external pricing service in the event of significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Between December 31, 2014 and June 30, 2015, application of these valuation procedures triggered reclassification from Level 2 to Level 1 of $1,578,158,640, $432,560,737, $1,222,392,126 and $104,421,126 in the Partners, Small-Cap, International, and Global Funds, respectively.

The Level 3 holdings at June 30, 2015 are valued by taking into account company specific developments and other relevant factors. These other factors include: trading multiples of comparable public companies, precedent transactions involving comparable companies, and other significant events (e.g., government action or natural disaster) that could impact values.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2015:

Level 3 Holding	International Fund
Fair value at December 31, 2014	$31,186,893
Unrealized loss	(16,786,584)
Fair value at June 30, 2015	$14,400,309

Note 11. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

With both purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without tying up cash. See page 13 for more information about the options held at June 30, 2015.

Longleaf Partners Funds	¡	49

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at June 30, 2015:

	Statements of Assets and Liabilities
		By Derivative Type
	Location	Equity	Currency	Total
		Partners Fund
Options Purchased	Other securities, at market value	$53,102,185	$–	$53,102,185
Options Written	Payable for options written	(113,922,480)	–	(113,922,480)
		(60,820,295)	–	(60,820,295)

		Small-Cap Fund
Options Purchased	Other securities, at market value	–	1,021,734	1,021,734

		International Fund
Options Purchased	Other securities, at market value	–	1,119,545	1,119,545

		Global Fund
Options Purchased	Other securities, at market value	1,528,176	72,480	1,600,656
Options Written	Payable for options written	(3,181,994)	–	(3,181,994)
		(1,653,818)	72,480	(1,581,338)

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total
	Partners Fund
Net realized gain (loss):
Non-affiliated securities (Options purchased)	$28,160,563	$–	$28,160,563
Options written	(22,791,258)	–	(22,791,258)
	5,369,305	–	5,369,305
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	(81,952,586)	–	(81,952,586)
Options written	(58,408,533)	–	(58,408,533)
	(140,361,119)	–	(140,361,119)

50	¡	Semi-Annual Report 2015

Notes to Financial Statements

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total
	Small-Cap Fund
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	$–	$(654,288)	$(654,288)

	International Fund
Net realized loss:
Swap contracts	(174,370)	–	(174,370)

Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	–	(716,924)	(716,924)

	Global Fund
Net realized loss:
Non-affiliated securities (Options purchased)	(777,250)	–	(777,250)
Options written	(997,083)	–	(997,083)
	(1,774,333)	–	(1,774,333)
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	(931,395)	(46,414)	(977,809)
Options written	(1,035,208)	–	(1,035,208)
	(1,966,603)	(46,414)	(2,013,017)

For the period ended June 30, 2015, the average volume of derivative activities were as follows:

	Options Purchased Cost	Options Written Premiums	Swap Contract Value	Forward Currency Contract Value
Partners Fund	$78,154,632	$63,491,007	$–	$–
Small-Cap Fund	3,580,175	–	–	–
International Fund	3,915,343	–	2,142	7,788
Global Fund	1,881,752	1,252,931	129	730

Longleaf Partners Funds	¡	51

Note 12. Collateral

The table below summarizes collateral related to each derivative type held at June 30, 2015. Derivative assets and liabilities are presented in the Statement of Assets and Liabilities at their gross amount. The amount pledged may be greater than the amount shown due to over collateralization.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Derivative Assets – Options Purchased*	53,102,185	1,021,734	1,119,545	1,600,656
Collateral Received	–	–	–	–
	53,102,185	1,021,734	1,119,545	1,600,656

Derivative Liabilities – Options Written	(113,922,480)	–	–	(3,181,994)
Collateral Pledged	113,922,480			3,181,994
	–	–	–	–

*	Options purchased are included in “Other securities, at market value” in the Statements of Assets and Liabilities.

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Funds’ net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 14. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

52	¡	Semi-Annual Report 2015

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund
Six Months Ended June 30, 2015 (Unaudited)(c)	$31.24	$0.25	$(1.51)	$(1.26)	$–	$–
Year Ended December 31,
2014(c)	33.75	0.19	1.53	1.72	(0.20)	(4.03)
2013(d)	26.39	0.09	8.34	8.43	(0.08)	(0.99)
2012(d)	26.65	0.31	3.95	4.26	(0.27)	(4.25)
2011(d)	28.26	0.11	(0.90)	(0.79)	(0.13)	(0.69)
2010(d)	24.09	0.07	4.24	4.31	(0.14)	–
Small-Cap Fund
Six Months Ended June 30, 2015 (Unaudited)(c)	30.42	0.01	1.40	1.41	–	–
Year Ended December 31,
2014(c)	32.46	(0.06)	4.04	3.98	–	(6.02)
2013(d)	28.88	(0.08)	8.62	8.54	–	(4.96)
2012(d)	25.23	0.03	5.67	5.70	(0.03)	(2.02)
2011(d)	26.52	–	0.49	0.49	(0.01)	(1.77)
2010(d)	21.77	0.03	4.83	4.86	(0.11)	–
International Fund
Six Months Ended June 30, 2015 (Unaudited)(c)	13.80	0.14	0.23	0.37	–	–
Year Ended December 31,
2014(c)	17.94	0.53	(3.12)	(2.59)	(0.54)	(1.01)
2013(d)	14.04	0.06	3.89	3.95	(0.05)	–
2012(d)	11.90	0.26	2.25	2.51	(0.24)	(0.13)
2011(d)	15.34	0.17	(3.28)	(3.11)	(0.17)	(0.16)
2010(d)	13.66	0.12	1.75	1.87	(0.19)	–
Global Fund
Six Months Ended June 30, 2015 (Unaudited)(c)	11.60	0.08	(0.56)	(0.48)	–	–
Year Ended December 31,
2014(c)	12.84	0.09	(0.84)	(0.75)	(0.08)	(0.41)
2013(d)	10.00	(0.03)	2.87	2.84	–	–
Inception December 27, 2012 to December 31, 2012(d)	10.00	–	–	–	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver for the periods ended December 31, 2013 and 2012 were 1.73% and 96.24%, respectively.

(c)	Computed using average shares outstanding throughout the year.

(d)	Computed using SEC method throughout the period.

Longleaf Partners Funds	¡	53

Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$29.98	(4.03)%	$6,021,999	0.93%	0.79%	22.46%

(4.23)	31.24	4.92	7,547,608	0.91	0.57	29.64
(1.07)	33.75	32.12	8,600,542	0.92	0.25	22.73
(4.52)	26.39	16.53	7,695,310	0.91	0.90	25.53
(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55
(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	31.83	4.64	4,503,106	0.91	0.02	13.17

(6.02)	30.42	12.49	4,383,882	0.91	(0.17)	50.61
(4.96)	32.46	30.45	4,126,633	0.91	(0.24)	20.41
(2.05)	28.88	22.96	3,384,800	0.92	0.07	14.70
(1.78)	25.23	1.79	3,037,823	0.92	–	37.33
(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	14.17	2.68	1,449,644	1.28	0.99	13.05

(1.55)	13.80	(14.76)	1,459,608	1.25	3.06	54.37
(0.05)	17.94	28.14	1,827,767	1.27	0.36	36.12
(0.37)	14.04	21.23	1,504,040	1.29	1.82	22.59
(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87
(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	11.12	(4.14)	162,400	1.55	0.64	11.96

(0.49)	11.60	(5.98)	164,372	1.58	0.70	40.19
–	12.84	28.40	113,476	1.65	(0.55)	4.14
–	10.00	–	10	1.65	–	–

Longleaf Partners Funds	¡	55

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2014 and held through June 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/14	Ending account value 6/30/15	Expenses paid during period*	Ending account value 6/30/15	Expenses paid during period*	Annualized expense ratio*
Partners Fund	$1,000.00	$959.66	$4.52	$1,020.13	$4.66	0.93%
Small-Cap Fund	1,000.00	1,046.35	4.62	1,020.28	4.56	0.91
International Fund	1,000.00	1,026.81	6.43	1,018.45	6.41	1.28
Global Fund	1,000.00	958.62	7.53	1,017.11	7.75	1.55

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds	¡	57

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, Option 1, or visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Each quarter, Longleaf provides performance updates, Fund commentaries and portfolio holdings on its website at longleafpartners.com. For the second and fourth fiscal quarters, Longleaf publishes Semi-Annual and Annual Reports.

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

You may obtain copies of any of these materials by calling (800)445-9469, Option 1.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	59

Service Directory

Call (800)445-9469

Fund Information  ¡  Option 1

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices  ¡  Option 2

For automated reporting 24 hours a day, seven days a week.

Account Information  ¡  Option 3

For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

Shareholder Inquiries  ¡  Option 0

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800)445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/97
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2015 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2015

By	/s/ Julie M. Bishop
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2015

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.